EXHIBIT 3.1

THIRD RESTATEMENT OF THE
BY-LAWS
OF
PROASSURANCE CORPORATION

ARTICLE I
OFFICES

Section 1.1 The registered office of ProAssurance Corporation (herein called the "Corporation"), in the State of Delaware shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 1.2 The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

Section 1.3 This Third Restatement of the By-Laws of the Corporation has been adopted by the Board of Directors of the Corporation to serve as the By-Laws of the Corporation effective December 1, 2010, and amends, supersedes and replaces all provisions of the By-Laws previously adopted by the Board of Directors, including all prior amendments and restatements thereof.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 2.1 Meetings of stockholders may be held at such time and place, within or without the State of Delaware, as shall be determined from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed Waiver of Notice thereof.  In the event that no place is designated, or if a special meeting is otherwise called, the place of the meeting shall be the principal office of the Corporation.

Section 2.2 Annual meetings of stockholders shall be held on the third Wednesday in the month of May, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at 10:00 A.M., or at such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting.  If the annual meeting is not held on the date designated therefor, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient.

Section 2.3 Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

Section 2.4 The officer or agent who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, for a period of at least ten days prior to the meeting, at the principal place of business of the Corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 2.5 Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chief Executive Officer, and shall be called by the Chief Executive Officer or Secretary at the request in writing of eighty percent (80%) of the Board of Directors.  Such request shall state the purpose or purposes of the proposed meeting.

Section 2.6 Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given in the manner permitted by law not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting.

Section 2.7 Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice therefor.

Section 2.8 Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having one-third of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum.  Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 2.9 Meetings of stockholders shall be presided over by the Chief Executive Officer, or in his or her absence or by his or her request, the President, or in his or her absence or by his or her request, any Vice President, or in the absence of the foregoing persons by a chairman chosen at the meeting.  The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.  The chairman of the meeting shall announce at the meeting of stockholders the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote.

Section 2.10 Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  A stockholder may grant authority to another person or persons to act for him or her by proxy by any valid means permitted by law, or the Certificate of Incorporation or the By-Laws of the Corporation.  A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation.

Section 2.11 Voting at meetings of stockholders for the election of directors shall be by written ballot; voting on all other matters brought before a meeting of the stockholders need not be by written ballot unless otherwise required by law.  If authorized by the Board of Directors, the requirement of a written ballot may be satisfied by electronic transmission so long as such electronic transmission sets forth, or is submitted with, information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.  Voting at meetings of stockholders shall be conducted by inspectors of election in accordance with the requirements of Section 231 of the Delaware General Corporation Law, as amended from time to time.

Section 2.12 In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; and (2) in the case of any other action, shall not be more than sixty days prior to such other action.  If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.13 The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting.  Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following:  (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants.  Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.14 The chairman of the meeting may adjourn any meeting of the stockholders from time to time, whether or not a quorum is present, without notice other than an announcement at the meeting.  At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.15 When a quorum is present at any meeting, (i) a plurality of the votes cast shall be sufficient to elect directors in any election of directors and (ii) for all other matters, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide the question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

Section 2.16 A stockholder may propose a matter that is a proper subject for action by the stockholders for consideration at the annual meeting of the stockholders of the Corporation in accordance with the following procedure if and on the condition that the stockholder has held shares entitled to vote at the meeting for a period of at least one year prior to the date of the submission of the proposal and the stockholder continues to hold such shares through the date of the meeting.  Nominations for election to the Board of Directors shall be made only as provided in Section 3.10 of these By-Laws.  A stockholder may submit not more than one proposal (excluding any for which a meeting has been called and is specified in the notice of the meeting) by delivery of written notice of such stockholder's intent to make such proposal at the annual meeting, either by personal delivery or by United States mail, postage prepaid, to the secretary of the Corporation on or before December 31 in the year prior to the particular meeting.  The Board of Directors shall have no obligation to solicit proxies for a stockholder's proposal in its proxy statement for an annual meeting unless the proposal is submitted as herein required on or before the date disclosed as the deadline for stockholder proposals for the annual meeting in accordance the requirements of the Securities and Exchange Commission either by written notice to the stockholders or in a report or proxy statement filed with the Securities and Exchange Commission; provided that if the Corporation fails to disclose a deadline for stockholder proposals for a particular annual meeting, proposals must be submitted no later than December 31 in the year prior to the annual meeting.  Each such notice shall set forth:  (a) a brief description of the matter or matters desired to be brought before the meeting (including the complete text of the resolutions to be presented at the meeting) and the reasons for considering such matter or matters at the meeting; (b) the name and address of the stockholder who intends to propose such matter or matters, as they appear on the Corporation's books, or evidence from the record holder in the Corporation's books that the person sending the notice is the owner of the shares; (c) a representation that the stockholder has been a holder of shares of the Corporation entitled to vote as such meeting for a period of one year and intends to hold such shares through the date of the annual meeting and to appear in person or by proxy at the meeting to bring before the meeting the matter specified in the notice; (iv) a description of all arrangements, understandings or relationships between the stockholder and any other person or persons (naming such person or persons) with respect to shares of capital stock of the Corporation or the matter specified in the notice; and (v) any material interest of the stockholder in the matter specified in the notice.  A stockholder proposal, including any accompanying statement, may not exceed five hundred (500) words.  Stockholders may not submit proposals for consideration at a special meeting of the stockholders of the Corporation.  The presiding officer at a meeting of the stockholders may refuse to acknowledge the proposal of any stockholder not made in compliance with the foregoing.

Section 2.17 A shareholder may not participate at an annual meeting or special meeting of shareholders by a conference telephone or other similar communications equipment.

ARTICLE III
DIRECTORS

Section 3.1 The business and affairs of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders or officers of the Corporation.

Section 3.2 The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

Section 3.3 A regular meeting of the Board of Directors shall be held without other notice than this By-Law immediately after, and at the same place as, the annual meeting of stock- holders.  The Board of Directors may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of additional regular meetings without other notice than such resolution.

Section 3.4 Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board of Directors or the Chief Executive Officer, and shall be called by the Chief Executive Officer at the request of at least sixty-six and two-thirds percent (66-2/3%) of the directors then serving on the Board of Directors.

Section 3.5 Notice of any special meeting shall be given at least 24 hours before the time such special meeting is to be held.  Said notice shall be in writing and delivered personally or by commercial courier, electronic mail or facsimile, or by telegram to each director at his business address.  If notice be given by facsimile or electronic mail, such notice shall be deemed to be delivered upon confirmation of the transmission of the notice to the business address of the director.  If notice be given by courier, such notice shall be deemed to be delivered 24 hours after the notice is delivered to the commercial courier.  Any director may waive notice of any meeting.  The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 3.6 At all meetings of the Board of Directors, or of a committee thereof, a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, or such committee, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation.  If a quorum shall not be present at any meeting of the Board of Directors, or such committee, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 3.7

(a)           The Board of Directors shall elect a Chairman of the Board at the first meeting of the Board of Directors after the annual meeting of the stockholders.  The Chairman of the Board must be a director, but need not be an independent director.  The Chairman of the Board shall preside at all meetings of the Board of Directors.  The Chairman of the Board shall have such powers and perform such duties, consistent with these Bylaws and his position as Chairman of the Board, as may be prescribed from time to time by the Board of Directors.

(b)           The Board of Directors may elect one or more Vice Chairmen of the Board from time to time.  Each Vice Chairman of the Board must be a director, but need not be an independent director.  The Vice Chairman of the Board shall assist the Chairman of the Board in the performance of his or her duties.  The Vice Chairman of the Board shall have such powers and perform such duties, consistent with these Bylaws and his position as Vice Chairman of the Board, as may be prescribed from time to time by the Board of Directors.

(c)           The Chairman of the Board and each Vice Chairman of the Board shall serve at the pleasure of the Board of Directors until their respective successors are elected and qualified unless they are sooner removed as herein provided.  Each of the Chairman of the Board and Vice Chairman of the Board may be removed at any time by the Board of Directors and each of them shall be removed from such position automatically and without any further action at such time that he or she no longer serves as a director.

Section 3.8 Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 3.9 By resolution of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid compensation for attendance at each meeting of the Board of Directors or fixed compensation as a director or both.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 3.10

(a) The Nominating/Corporate Governance Committee of the Board of Directors, or if none, the independent directors on the Board of Directors shall recommend the nominees for election to the Board of Directors at the annual meeting of stockholders.  The nominations for directors shall take into consideration the likelihood that a sufficient number of nominees will be determined to be independent directors so that the Board of Directors will have a majority of independent directors after their election to the Board.  The Board of Directors shall determine the independence of directors and nominees for election as directors not less frequently than annually and prior to the solicitation of proxies from the stockholders for election of directors.  The determination of the independence of a director or nominee shall comply with the rules and regulations of the Securities and Exchange Commission and the rules and listing standards of any regulatory or self-regulatory organization applicable to the Corporation, including without limitation, the New York Stock Exchange, Inc.

(b) Any stockholder of any outstanding class of capital stock entitled to vote for the election for directors may submit one or more nominees for election as directors at an annual meeting of the stockholders only in accordance with the nomination procedure herein set forth.  Nominations by a stockholder shall be made only by delivery of written notice of such stockholder's intent to make such nomination or nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than December 31 in the year preceding the annual meeting at which the nomination(s) is proposed to be made.   Each such notice shall be set forth:  (a) the name and address of the stockholder, as they appear on the Corporation's books, who intends to make the nomination and the name and address of the person or persons to be nominated; (b) a representation that the stockholder is a holder of shares of the Corporation entitled to vote at such meeting and a representation that the stockholder has held such shares for at least one year prior to the submission and that the stockholder intends to be a holder of such shares on date of the meeting and to appear in person or by proxy to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the Board of Directors solicited proxies for the election of such nominee at the meeting; and (e) the consent of each nominee to serve as a director of the Corporation if so elected.  The presiding officer at the annual meeting of the stockholders may refuse to acknowledge any stockholder who desires to nominate a person for election to the Board of Directors if the nomination is not made in compliance with this Section 3.10(b).

(c) Director candidates submitted by a stockholder in accordance with Section 3.10(b) hereof shall be considered for nomination to the Board of Directors subject to such policies and procedures as may be adopted from time to time by the Nominating/Corporate Governance Committee or the Board of Directors.  The Board of Directors shall have no obligation to solicit proxies from the stockholders for election of any directors other than those nominated by the Nominating/ Corporate Governance Committee or the Board of Directors, as the case may be.

Section 3.11 Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this By-Law shall constitute presence in person at such meeting.

Section 3.12 No person shall be nominated to serve on the Board of Directors if such person would be 72 years of age on or after January 1 of the first year of the term for which such person is proposed to be nominated; except that the Chairman of the Board of Directors may be nominated for election so long as such nominee would not be 76 years of age on or after January 1 of the first year of the term the director is proposed to be elected.

Section 3.13 It is the intent of the Board of Directors that the members of the Board of Directors who are not employees of the Corporation or its subsidiaries will confer in executive session at least two times per year.  Such directors may confer in additional executive sessions from time to time throughout the year, as determined by a majority of such non-employee directors.  A majority of the non-employee directors shall select a non-employee director to preside over the executive sessions.

Section 3.14 The Board of Directors shall require as a condition to its nomination of any person for election as a director at a meeting of the stockholders that such person shall deliver to the Board of Directors a written irrevocable resignation as a director executed by such person in form satisfactory to the Board of Directors.  The resignation must state that the nominee's resignation as a director is to be effective after the meeting at which such person is nominated for election to the Board of Directors if the following conditions are satisfied:  (1) such person is nominated as a director in an uncontested election (an election where the number of nominees is not greater than the number of directors to be elected), (2) such person receives a greater number of "withheld" votes from his or her election than votes "for" such election, and (3) such resignation is accepted by the Board of Directors.  The Board of Directors shall act on the resignation within 10 days following certification of the stockholder vote indicating that such person received a greater number of "withheld" votes in the uncontested election.

A Director who received a greater number of "withheld" votes in the uncontested election shall not be present during the deliberations or voting whether to accept his or her previously tendered resignation, except that prior to voting, the Board will afford the affected Director an opportunity to provide any information or statement that he or she deems relevant.  A Director who received a greater number of "withheld" votes in the uncontested election shall also not be present during the deliberations or voting whether to accept a resignation previously tendered by any other Director who also received a greater number of "withheld" votes in the same uncontested election.  Except as otherwise set forth in this Section 3.14, a Director who is elected in an uncontested election but who received a greater number of "withheld" votes shall serve as a Director until the Board accepts such Director's resignation.

ARTICLE IV
COMMITTEES OF THE BOARD OF DIRECTORS

Section 4.1

(a) The Board of Directors may appoint an Executive Committee of the Board of Directors.  The Executive Committee shall be comprised of at least three (3) directors including the Chairman of the Board and the Chief Executive Officer (if then elected as a director) and other directors elected by the Board of Directors.  The Chairman of the Board shall be designated as Chairman of the Executive Committee.  The members of the Executive Committee need not be independent directors.

(b) During the intervals between the meetings of the Board of Directors, the Executive Committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, subject to Article IV, Section 6 below, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that (i) the Executive Committee shall not have the power to amend or repeal any resolution of the Board of Directors that by its terms shall not be subject to amendment or repeal by the Executive Committee, or any resolution of the Board of Directors concerning the establishment or membership of the Executive Committee; and (ii) the Executive Committee shall not have the authority of the Board of Directors in reference to matters required to be passed upon by the full Board, by the independent directors (as determined in accordance with Section 3.10 (a)), or by a committee comprised of independent directors; and (iii) the Executive Committee shall not have authority to act on matters delegated to the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee in their respective charters.

(c) The Executive Committee shall meet from time to time on call of its Chairman or the Chief Executive Officer.  Meetings of the Executive Committee may be held at such place or places, within or without the State of Delaware, as the Executive Committee shall determine or as may be specified or fixed in the respective notices or waivers of such meetings.  The Executive Committee may fix its own rules of procedure, including provision for notice of its meetings.  It shall keep a written record of its proceedings and shall report these proceedings to the Board of Directors at the meeting thereof held next after they have been taken.

(d) The Executive Committee shall act by majority vote of its members.

        Section 4.2

(a) There is hereby created a Nominating/Corporate Governance Committee of the Board of Directors to be comprised of at least three (3) directors who meet the criteria as set forth in subparagraph (b) below; one of whom shall be designated as Chairman of the Nominating/Corporate Governance Committee.  The Nominating/Corporate Governance Committee shall be elected by the full Board of Directors at the first meeting following the annual meeting of the stockholders.

(b) All of the directors serving on the Nominating/Corporate Governance Committee must be independent directors in accordance with the independence standards for members of the Nominating/Corporate Governance Committee or other committee having similar functions under the rules and listing requirements of the regulatory and self-regulatory organization applicable to the Corporation, including without limitation the Securities and Exchange Commission and the New York Stock Exchange, Inc.  Prior to their election to the Nominating/Corporate Governance Committee, the Board of Directors shall determine that each member of the Nominating/Corporate Governance Committee is an independent director as required in these By-Laws.

(c) The Board of Directors shall adopt a written charter for the Nominating/Corporate Governance Committee that sets forth the committee's purposes and responsibilities and that requires an annual performance evaluation of the committee.  The purposes and responsibilities of the committee shall include, without limitation, such duties and responsibilities as may from time to time be required or suggested for the Nominating/Corporate Governance Committee, or other committee of the Board of Directors performing similar functions, under the rules and regulations of the Securities and Exchange Commission and rules and requirements of other regulatory and self-regulatory organizations applicable to the Corporation, including without limitation, the New York Stock Exchange, Inc.

(d) The Nominating/Corporate Governance Committee shall meet from time to time on call of its Chairman.  Meetings of the Nominating/Corporate Governance Committee may be held at such place or places, within or without the State of Delaware, as the Nominating/Corporate Governance Committee shall determine or as may be specified or fixed in the respective notices or waivers of such meetings.  The Nominating/Corporate Governance Committee may fix its own rules of procedure, including provision for notice of its meetings.  It shall keep a written record of its proceedings and shall report these proceedings to the Board of Directors at the meeting thereof held next after they have been taken.

(e) The Nominating/Corporate Governance Committee shall act by a majority vote of its members.

Section 4.3

(a) There is hereby created a Audit Committee of the Board of Directors to be comprised of at least three (3) directors who meet the criteria set forth in subparagraph (b) hereof; one of whom  shall be designated as the Chairman of the Audit Committee.  The Audit Committee shall be elected by the full Board of Directors at its first meeting following the annual stockholders meeting.

(b) All of the directors serving on the Audit Committee must be independent directors in accordance with the independence standards for members of the audit committee or other committee having similar functions under the provisions of Section 10A of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and other independence standards for directors under the rules and requirements of regulatory and self-regulatory organizations applicable to the Corporation, including without limitation, the New York Stock Exchange, Inc.  Prior to their election to the Audit Committee, the Board of Directors shall determine that each member of the Audit Committee is an independent director as required in these By-Laws and shall further determine, using business judgment in interpreting such qualifications, that each member is financially literate and that at least one member has accounting or related financial expertise.  The Board of Directors shall also determine whether or not at least one member of the Audit Committee is an "audit committee financial expert" as defined under the rules and regulations promulgated under Section 407 of the Sarbanes-Oxley Act of 2002 not less frequently than annually.

(c) The Board of Directors shall adopt a written charter for the Audit Committee that sets forth the purposes and responsibilities of the committee and that requires an annual evaluation of the Audit Committee.  The purposes and responsibilities shall include, without limitation, such purposes and responsibilities as may from time to time be required or suggested for the Audit Committee, or other committee of the Board of Directors performing similar functions, under the rules and regulations of the Securities and Exchange Commission and rules and requirements of other regulatory and self-regulatory organizations applicable to the Corporation, including without limitation, the New York Stock Exchange, Inc.

(d) The Audit Committee shall meet from time to time on call of its Chairman.  Meetings of the Audit Committee may be held at such place or places, within or without the State of Delaware, as the Audit Committee shall determine or as may be specified or fixed in the respective notices or waivers of such meetings.  The Audit Committee may fix its own rules of procedure, including provision for notice of its meetings.  It shall keep a written record of its proceedings and shall report these proceedings to the Board of Directors at the meeting thereof held next after they have been taken.

(e) The Audit Committee shall act by a majority vote of its members.

Section 4.4

(a) There is hereby created a Compensation Committee of the Board of Directors to be comprised of at least three (3) directors who meet the criteria set forth in subparagraph (b) below; one of whom shall be designated as Chairman of the Compensation Committee.  The full Board of Directors shall elect the Compensation Committee at the first meeting following the annual meeting of stockholders.

(b) All of the directors serving on the Compensation Committee must be independent directors in accordance with the independence standards for members of the Compensation Committee or other committee having similar functions under the rules and listing requirements of the regulatory and self-regulatory organization applicable to the Corporation, including without limitation the Securities and Exchange Commission and the New York Stock Exchange, Inc.  Prior to their election to the Compensation Committee, the Board of Directors shall determine that each member of the Compensation Committee is an independent director as required in these By-Laws.

(c) The Board of Directors shall adopt a written charter for the Compensation Committee that sets forth the committee's purposes and responsibilities and that requires an annual performance evaluation of the committee.  The purposes and responsibilities of the Compensation Committee shall include without limitation, such purposes and responsibilities as may from time to time be required or suggested for the Compensation Committee, or other committee of the Board of Directors performing similar functions, under the rules and regulations of the Securities and Exchange Commission and the rules and requirements of other regulatory and self-regulatory organizations applicable to the Corporation, including without limitation, the New York Stock Exchange, Inc.

(d) The Compensation Committee shall meet from time to time on call of its Chairman.  Meetings of the Compensation Committee may be held at such place or places, within or without the State of Delaware, as the Compensation Committee shall determine or as may be specified or fixed in the respective notices or waivers of such meetings.  The Compensation Committee may fix its own rules of procedure, including provision for notice of its meetings.  It shall keep a written record of its proceedings and shall report these proceedings to the Board of Directors at the meeting thereof held next after they have been taken.

(e) The Compensation Committee shall act by a majority vote of its members.

Section 4.5 The Board of Directors, by resolution adopted by a majority of the entire Board, may create one or more additional committees, which shall have and may exercise such powers of the Board of Directors as may be determined from time to time by the Board of Directors.  Each committee shall be comprised of at least three (3) directors appointed by the Board of Directors.

Section 4.6 No committee of the Board of Directors shall have the power or authority to approve or adopt, or recommend to stockholders, any action or matter expressly required by applicable law to be submitted to stockholders for approval or to adopt, amend or repeal any By-Law of the Corporation.  No committee of the Board of Directors shall have the power or authority to declare a distribution, or dividend or to authorize the issuance of stock.  Any committee of the Board of Directors, and each member thereof, shall serve at the pleasure of the Board of Directors.

Section 4.7 The Board of Directors and each of its committees shall have the authority to engage independent counsel and other advisers as each of them determines necessary to carry out its purposes and responsibilities, and the Corporation shall provide appropriate funding for the payment of compensation to independent counsel and other advisers engaged by any of the Board and its committees and for the payment of ordinary administrative expenses that are necessary or appropriate for carrying out any of their respective duties.  In addition, the Corporation shall provide appropriate funding as determined by the Audit Committee for the payment of compensation to the independent auditor engaged to prepare or issue an audit report or to perform other audit, review or attest services for the Corporation.

ARTICLE V
NOTICES

Section 5.1 Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any stockholder, such notice may be given in any manner permitted under the Delaware General Corporation Law, as amended from time to time.  Unless otherwise required by law, notice shall be deemed to be given, if in writing, when deposited in the United States mail, addressed to such stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid.

Section 5.2 Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VI
OFFICERS

Section 6.1 The officers of the Corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents, a Treasurer, a Secretary, and such Assistant Treasurers, Assistant Secretaries, and may include such other officers (including, without limitation, a Chief Operating Officer and Chief Financial Officer) as may from time to time be elected or appointed as herein provided.  Any two or more offices may be held by the same person.  Two or more offices may be held by the same person but an officer shall not execute, acknowledge or verify an instrument in more than one capacity if the instrument is required by law or the Certificate of Incorporation or By-Laws to be executed, acknowledged or verified by two or more officer.

Section 6.2 The officers of the Corporation shall be elected annually by the Board of Directors at the regular meetings of the Board of Directors held after each annual meeting of the stockholders.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as is practicable.  Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified, or until his or her death, or until he or she shall resign or shall have been removed in the manner hereinafter provided.

Section 6.3 Any officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time, by the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of an officer shall not of itself create any contract right in favor of such officer or agent.

Section 6.4 Vacancies occurring in any office filled by the Board of Directors because of death, resignation, removal, and disqualification or otherwise, shall be filled by the Nominating  Committee of the Board of Directors, or if none, by the Board of Directors, for the unexpired portion of the term.

Section 6.5 The Chief Executive Officer, subject to the control of the Board of Directors, shall in general supervise control of the business and affairs of the Corporation either directly or by delegating such duties and responsibilities to other officers of the Corporation. The Chief Executive Officer shall, when present, preside at all meetings of the stockholders.  The Chief Executive Officer may sign, with the Secretary or any Assistant Secretary, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officers or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of the Chief Executive Officer and such other duties, consistent with these Bylaws and the position of Chief Executive Officer, as may be prescribed from time to time by the Board of Directors .

Section 6.6 The President shall have such administrative and supervisory duties as are assigned to the President by the Board of Directors or by the Chief Executive Officer. In the event of the death or disability of the Chief Executive Officer, the President shall perform the duties of the Chief Executive Officer unless the Board of Directors or Chief Executive Officer has approved an alternative succession plan that is currently in effect; in such event and when so acting,  the President shall have all the powers of and be subject to all restrictions upon the Chief Executive Officer. The President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officers or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of the President and such other duties, consistent with these Bylaws and the position of President, as may be prescribed from time to time by the Board of Directors or the Chief Executive Officer.

Section 6.7 The Board may elect one or more Vice-Presidents to perform such duties, consistent with these Bylaws and the position of Vice-President, as may be prescribed from time to time by the Board of Directors or by the Chief Executive Officer.  In the event of the death or disability of the President, the Vice President (or in the event there be more than one Vice President, the Vice President designated in a succession plan adopted by the Board of Directors or the Chief Executive Officer that is then in effect, or in the absence of any succession plan, then in the order of the Vice President who has held such office for the longest period) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 6.8 The Secretary shall:  (a) keep the minutes of the proceedings of the stockholders and of the Board of Directors (including each committee of the Board of Directors) in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (e) sign with the Chief Executive Officer, President, or a Vice President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties, consistent with these Bylaws and the position of Secretary, as may be prescribed from time to time by the Board of Directors or by the Chief Executive Officer.

Section 6.9 The Treasurer shall:  (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board of Directors; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties, consistent with these Bylaws and the position of Treasurer, as may be prescribed from time to time by the Board of Directors, the Chief Executive Officer, or the Chief Financial Officer.  If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine.

Section 6.10 The Chief Operating Officer shall have such administrative and supervisory duties regarding the operations of the Corporation as are assigned to the Chief Operating Officer by the Board of Directors or by the Chief Executive Officer. The Chief Operating Officer may sign, with the Secretary or an Assistant Secretary, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officers or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of the Chief Operating Officer  and such other duties, consistent with these Bylaws and the position of Chief Operating Officer, as may be prescribed from time to time by the Board of Directors or the Chief Executive Officer .

Section 6.11 The Chief Financial Officer shall have such administrative and supervisory duties regarding the financial affairs of the Corporation as are assigned to the Chief Financial Officer by the Board of Directors or by the Chief Executive Officer.  The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation; shall supervise the preparation and distribution of financial reports of the Corporation; and shall render to the Board of Directors and the Chief Executive Officer, upon request, an account of the transactions and financial condition of the Corporation.  The Chief Financial Officer shall perform all duties incident to the office of the Chief Financial Officer  and such other duties, consistent with these Bylaws and the position of Chief Financial Officer, as may be prescribed from time to time by the Board of Directors or Chief Executive Officer.

Section 6.12 The Board of Directors may appoint one or more Assistant Treasurers to assist the Treasurer in the performance of his or her duties.  The Board of Directors may appoint one or more Assistant Secretaries to assist the Secretary in the performance of his or her duties.

Section 6.13 The Board of Directors or the Chief Executive Officer may appoint employees and agents to serve for such time and to have such duties and authority as the Board of Directors or the Chief Executive Officer may determine.  Election or appointment of an employee or agent shall be at the pleasure of the Board of Directors or Chief Executive Officer and  shall not of itself create any contract right in favor of such employee or agent.

Section 6.14 The salaries of all officers, employees and agents of the Corporation shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may delegate to any committee of the Board of Directors, or to the Chief Executive Officer  of the Corporation, the power to fix the compensation of any officer, employee or agent of the Corporation, except that Chief Executive Officer shall not be delegated the power to fix his or her compensation.  No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

ARTICLE VII
CERTIFICATES OF STOCK

Section 7.1 Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of, the Corporation by the Chief Executive Officer, the President, or a Vice President, and the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such holder in the Corporation.

Section 7.2 Where a certificate is countersigned (l) by a transfer agent other than the Corporation, or (2) by a registrar other than the Corporation, any other signature on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 7.3 The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond or indemnity agreement in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 7.4 Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation, subject to any restrictions on transfer noted conspicuously on such certificate or imposed by law, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 7.5 The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be found to recognize any equitable or other claim to interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the applicable law.

ARTICLE VIII
GENERAL PROVISIONS

Section 8.1 Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

Section 8.2 Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 8.3 All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 8.4 The fiscal year of the Corporation shall be as established from time to time by the Board of Directors.

Section 8.5 The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware".  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE IX
INDEMNIFICATION

Section 9.1 The Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

Section 9.2 The Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 9.3 To the extent that a present or former director, officer, employee or agent of the Corporation has been successful on the merits or otherwise, including the dismissal of an action without prejudice, the disposition of a claim or issue by partial summary judgment, or any other partial success, or the settlement of any action without admission of liability, in defense of any action, suit or proceeding referred to in Sections 9.1 or 9.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

Section 9.4 Expenses incurred in defending or investigating a civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent of the Corporation to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation.

Section 9.5 The indemnification and advancement of expenses provided by, or granted pursuant to, the other provisions of this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors, court order or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.  It is the policy of the Corporation that indemnification shall be made to the fullest extent permitted by law (as it presently exists or may hereafter be amended).  All rights to indemnification under this Article IX shall be deemed to be provided by a contract between the Corporation and the director, officer, employee or agent of the Corporation who serves in such capacity at any time while these By-Laws and other relevant provisions of the General Corporation Law of the State of Delaware and other applicable law, if any, are in effect.  Any repeal or modification thereof shall not effect any rights or obligations then existing.

Section 9.6 Any indemnification or advance shall be made promptly and in any event within forty-five (45) days, upon the written request of the director, officer, employee or agent of the Corporation, unless a determination is reasonably and promptly made that such director, officer, employee or agent failed to meet the applicable standard of conduct set forth in Sections 9.1 or 9.2 hereof.  Such determination shall be made (l) by the Board of Directors by a majority vote of a quorum consisting of disinterested directors, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (4) by the stockholders.  If the request for indemnification involves an action, suit or proceeding that arises from the merger, consolidation, reorganization, liquidation, sale of all or substantially all of the assets, or other extraordinary transaction of the Corporation, the inquiry and resolution thereof required by this Section 6, at the option of the person seeking indemnification, shall be made by a neutral person mutually acceptable to the Corporation and the person seeking indemnification (the "Neutral Person").  If no disposition of such claim for indemnification is made within forty-five (45) days, a favorable determination of entitlement to indemnification shall be deemed to have been made.  The expenses (including attorney's fees) incurred by the person seeking indemnification in connection with successfully establishing such person's right to indemnification, in whole or in part, shall also be indemnified by the Corporation.

Section 9.7 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.

Section 9.8 Neither the repeal or modification of this Article IX nor the adoption of any provision of the Certificate of Incorporation or the By-Laws inconsistent with this Article IX shall adversely affect the rights of any director, officer, employee or agent of the Corporation with respect to causes of action, suits or claims that accrue or arise prior to such repeal, modification or adoption of an inconsistent provision.  If this Article IX or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the fullest extent permitted by applicable portions of this Article IX that shall not have been invalidated, or by any other applicable law.

Section 9.9 The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article IX.

Section 9.10 Upon resolution adopted by the Board of Directors, the Corporation may establish a trust or other designated account, grant a security interest or use other means (including, without limitation, a letter of credit), to ensure the payment of certain of its obligations arising under this Article IX and/or agreements which may be entered into between the Corporation and directors, officers, employees, or agents of the Corporation from time to time.

Section 9.11 For purposes of this Article IX, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued; references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed against a person with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; references to "director, officer, employee or agent of the Corporation" shall include any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

Section 9.12 If a director, officer, employee or agent of the Corporation is entitled to indemnification under Sections 9.1 or 9.2 for a portion of expenses, including attorneys' fees, judgments, penalties, fines, and amounts paid in settlement, but not for the total amount, the Corporation shall indemnify the director, officer, employee or agent of  the Corporation for the portion of the expenses, judgments, penalties, fines, or amounts paid in settlement for which such director, officer, employee or agent of the Corporation is entitled to be indemnified.

Section 9.13 Each and every paragraph, sentence, term and provision of this Article IX shall be considered severable in that, in the event a court finds any paragraph, sentence, term or provision to be invalid or unenforceable, the validity and enforceability, operation, or effect of the remaining paragraphs, sentences, terms, or provisions shall not be affected, and this Article IX shall be construed in all respects as if the invalid or unenforceable matter had been omitted.

Section 9.14 If the Delaware General Corporation Law is amended to authorize further expansion of the rights of any director, officer, employee or agent of the Corporation to indemnification by the Corporation, then the rights of such director, officer, employee or agent of the Corporation to such indemnification hereunder shall be expanded to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

ARTICLE X
AMENDMENTS

Section 10.1 These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the Board of Directors in accordance with the Certificate of Incorporation of the Corporation.